EXHIBIT 10.15

SECOND AMENDMENT TO CREDIT AGREEMENT

SECOND AMENDMENT TO CREDIT AGREEMENT dated as of February 24, 2003, by and among NU HORIZONS ELECTRONICS CORP., a Delaware corporation having its executive offices at 70 Maxess Road, Melville, New York (the “Borrower”), each of the lenders that is a signatory thereto identified under the caption “Lenders” on the signature pages to the Credit Agreement (as defined below) (individually, a “Lender”, and collectively, the “Lenders”), and MELLON BANK, N.A., a national banking association, having offices at 701 Market Street, Philadelphia, Pennsylvania 19103, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS

The Borrower, the Lenders and the Administrative Agent entered into a Credit Agreement dated as of October 18, 2000 as amended by a First Amendment dated as of October 30, 2002 (collectively, the “Credit Agreement”), pursuant to which certain financial accommodations were made available to the Borrower.

The Borrower has requested that the Lenders and the Administrative Agent modify a financial covenant set forth in the Credit Agreement and the Lenders and the Administrative Agent are willing to comply with such request but only upon and subject to the following terms and conditions.

NOW, THEREFORE, in consideration of the premises and mutual covenants and promises exchanged herein, the parties hereto mutually agree as follows:

Section 1. Definitions. Except as otherwise defined in this Second Amendment, terms defined in the Credit Agreement are used herein as defined therein.

Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 3 below, the Credit Agreement shall be amended as follows:

1. Section 6.2 of the Credit Agreement is hereby deleted and the following is substituted therefor:

“6.2 Tangible Net Worth. Maintain Tangible Net Worth plus Subordinated Debt at all times during the periods indicated of at least:

•	$122,000,000 from 2/24/03 to 5/31/03
•	6/1/03 to 2/27/04—$125,000,000 plus 75% of fiscal year 2003 net income (“‘03 Base”)
•	2/28/04 and thereafter—‘03 Base plus 75% of fiscal year 2004 net income.

In addition, 75% of the net proceeds received by the Borrower or its Subsidiaries in any fiscal year from any equity offering will be added to the applicable base Tangible Net Worth amount required as set forth above for the next succeeding fiscal year and in each fiscal year thereafter. Net losses, if any, will not be deducted from the applicable base.”

Section 3. Conditions Precedent. The amendment to the Credit Agreement set forth in Section 2 hereof shall become effective, as of the date hereof, upon the execution and delivery of this Second Amendment by the Borrower, the Administrative Agent and each of the Lenders and the satisfaction of the following conditions:

(A) Costs and Expenses. The Administrative Agent shall have received evidence of payment of the Administrative Agent’s reasonable attorneys’ fees and disbursements associated with the preparation of this Second Amendment and any documents executed in connection herewith.

(B) Reaffirmation of Guarantee. The Administrative Agent shall have received a reaffirmation and acknowledgment of the Guarantee duly executed by each of the Guarantors.

(C) Reaffirmation of Security Agreements. The Administrative Agent shall have received a reaffirmation and acknowledgment of the Security Agreements duly executed by the Borrower and each of its Domestic Subsidiaries together with Form UCC-1 financing statement in favor of the Administrative Agent for the benefit of the Lenders (if required), Uniform Commercial Code searches and security agreement questionnaires.

(D) Certified Copies and Other Documents. The Administrative Agent shall have received the following with respect to the Borrower and, unless otherwise indicated below, the Guarantors:

(i) for the Borrower and each Domestic Subsidiary, certificates of good standing from the Secretary of State of New York if incorporated under the laws of the State of New York or doing business in New York and, if incorporated in a jurisdiction other than New York, from the Secretary of State or other applicable Governmental Authority of such jurisdiction of incorporation and from the Secretary of State or other applicable Governmental Authority of each jurisdiction in which an office is maintained, except any jurisdiction where the failure to be qualified would not have a Material Adverse Effect;

(ii) certificates of an officer of the Borrower dated the date of this Second Amendment certifying (x) no changes in the certificate of incorporation or by-laws from the date of the Credit Agreement or attaching copies of any amendments, (y) true and correct copies of resolutions adopted by the board of directors of the Borrower (1) authorizing the borrowings and the other extensions of credit from the Lenders under the Credit Agreement as amended hereby, the execution, delivery and performance by the Borrower of this Second Amendment and the Reaffirmation and Acknowledgment of Security Agreements and any related documents including the grant of the security interest provided for therein, (2) approving forms in substantially execution form of this Second Amendment and the Security Agreement, and (3) authorizing officers of the Borrower to execute and deliver this Second Amendment and the Security Agreement and any related documents, and (z) the incumbency and specimen signatures of the officers of the Borrower executing any documents delivered to the Administrative Agent or a Lender by the Borrower in connection herewith; and

(iii) certificates of an officer of each Guarantor dated the date of this Second Amendment certifying, (w) no changes in the certificate of incorporation or by-laws from the date of the Credit Agreement or First Amendment, as the case may be, or attaching copies of any amendments, (x) true and correct copies of resolutions adopted by the board of directors of each Guarantor (1) authorizing the execution, delivery and performance by any Guarantor that is a party to the Security Agreements of the Reaffirmation and Acknowledgment of Security Agreements and any related documents including the grant of the security interest provided for therein, (2) authorizing the execution, delivery and performance by such Guarantor of the Reaffirmation and Acknowledgment of Guarantee, and (3) authorizing officers of such Guarantor to execute and deliver the reaffirmations and any related documents, (y) the incumbency and specimen signatures of the officers of such Guarantor executing any documents delivered to the Administrative Agent or a Lender by such Guarantor in connection herewith, and (z) true and correct copies of resolutions adopted by the shareholders of such Guarantor authorizing the execution and delivery of the reaffirmations.

(E) Legal Opinion. The Administrative Agent and each Lender shall have received a favorable opinion of counsel to the Borrower and the Guarantors satisfactory in form and substance to the Administrative Agent and the Lenders and covering such matters incident to the transactions contemplated by this Second Amendment as the Administrative Agent shall reasonably require.

(F) Approval of the Administrative Agent’s Counsel. All other documents and legal matters in connection with the transactions contemplated by this Second Amendment shall be satisfactory in form and substance to the Administrative Agent and its counsel.

Section 4. Representations and Warranties. The Borrower represents and warrants to the Banks that the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and complete on the date hereof and as if made on and as of the date hereof (or, if such representation warranty is expressly stated to have been made as of a specific date, as of such specific date) and that no Default or Event of Default has occurred and is continuing.

Section 5. Governing Law; Execution in Counterparts. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Second Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Second Amendment by signing any such counterpart. This Second Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to New York conflicts of laws principles).

Section 6. Expenses, etc. The Borrower agrees to pay or reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and expenses of Goetz & Mady-Grove, LLP) in connection with the negotiation, preparation, execution and delivery of this Second Amendment and the transactions contemplated hereby.

Section 7. Effective Date. This Second Amendment is dated for convenience as of February 24, 2003 and shall be effective as of such date, on the delivery of an executed counterpart to the Borrower upon satisfaction of the conditions precedent contained in Section 3 hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Credit Agreement to be duly executed and delivered by their duly authorized officers, all as of the day and year first above written.

Borrower:

NU HORIZONS ELECTRONICS CORP.

By:	/s/ Paul Durando
Paul Durando
Vice President/Finance

Administrative Agent:

MELLON BANK, N.A., as Administrative Agent

By:	/s/ Marla a De Yulis
Marla A. DeYulis Officer

Notice Addresses:		Lenders:

MELLON BANK, N.A. 3 Mellon Bank Center, 12th Floor, 153-1203, Pittsburgh, PA 15259 Attn: Ms. Maryanne Klaeser
Vice President w/a copy to 1 Mellon Bank Center Room 151-4425 Pittsburgh, PA 15258 Attn: Ms. Marla A. DeYulis Officer	MELLON BANK, N.A.

	By:	/s/ Marla A De Yulis
Marla A. DeYulis
Officer

CITIBANK, N.A. 730 Veterans Memorial Highway Hauppauge, NY 11788 Attn: Mr. Stuart Berman Vice President	CITIBANK, N.A.

	By:	/s/ Stuart Berman
Stuart Berman
Vice President

HSBC BANK USA 534 Broad Hollow Road Melville, NY 11747 Attn: Mr. Thomas Dionian Vice President	HSBC BANK USA

	By:	/s/ Thomas Dionian
Thomas Dionian Vice President

FLEET NATIONAL BANK 300 Broad Hollow Road Melville, NY 11747 Attn: Mr. Christopher Mendelsohn Senior Vice President	FLEET NATIONAL BANK

	By:	/s/ Christopher Mendelsohn
Christopher Mendelsohn
Senior Vice President

JP MORGAN CHASE BANK 395 North Service Road Melville, NY 11747 Attn: Mr. William DeMilt, Jr. Vice President	JP MORGAN CHASE BANK

	By:	/s/ William De Milt Jr.
William DeMilt, Jr.
Vice President

THE BANK OF NEW YORK 1401 Franklin Avenue Garden City, NY 11530 Attn: Mr. James D. Riley, Jr. Vice President	THE BANK OF NEW YORK

	By:	/s/ James D. Riley Jr.
James D. Riley, Jr.
Vice President

State of New York, County of Nassau, ss:

On the              day of February, in the year 2003, before me the undersigned, personally appeared PAUL DURANDO, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

State of                     , County of                     , ss:

On the              day of February, in the year 2003, before me the undersigned, personally appeared MARLA A. DEYULIS, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

State of                     , County of                     , ss:

On the              day of February, in the year 2003, before me the undersigned, personally appeared MARLA A. DEYULIS, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

State of New York, County of Suffolk, ss:

On the              day of February, in the year 2003, before me the undersigned, personally appeared STUART BERMAN, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

State of New York, County of Suffolk, ss:

On the              day of February, in the year 2003, before me the undersigned, personally appeared THOMAS DIONIAN, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

State of New York, County of Suffolk, ss:

On the              day of February, in the year 2003, before me the undersigned, personally appeared CHRISTOPHER MENDELSOHN, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

State of New York, County of Suffolk, ss:

On the              day of February, in the year 2003, before me the undersigned, personally appeared WILLIAM DEMILT, JR., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

State of New York, County of Nassau, ss:

On the              day of February, in the year 2003, before me the undersigned, personally appeared JAMES D. RILEY, JR., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

Notary Public